SUBSEQUENT EVENTS	9 Months Ended	12 Months Ended
	Nov. 30, 2023	Feb. 28, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 10 – SUBSEQUENT EVENTS

In accordance with ASC 855-10 the Company has analyzed its operations subsequent to November 30, 2023, and to the date these unaudited financial statements were issued and has determined that it does not have any subsequent events to disclose in these unaudited financial statements.

NOTE 11 – SUBSEQUENT EVENTS

The Company’s Agreement and Plan of Merger (the “Merger Agreement”) with Shurepower, LLC d/b/a Shorepower Technologies (“Shorepower”) under which Shorepower was merged with and into SPEV (the “Merger”) was closed on March 22, 2023.

Under the terms of the Merger Agreement, Shorepower now owns 55% of the issued and outstanding shares of SPEV common stock that includes the sale of 11,000,000 shares of SPEV common stock sold under the SPEV Pre-Merger Financing that raised $660,000 (Note 5). Shorepower has received 2,000,000 shares of a Series B Preferred stock (Note 5) and the right to receive the following additional shares of SPEV common stock upon achieving the following milestones: (i) an additional 2.5% of the issued and outstanding SPEV Common Stock upon the completion of either (a) the conversion of 75 existing connection points to Level 2 or greater or the (b) installation of 75 new connection points to revenue producing stations in the first 12 months or some combination of the two yielding 75 units, (ii) an additional 2.5% of the of the issued and outstanding SPEV Common Stock upon (a) the application for $10M in grants and/or the (b) the award of $1.0 million in grants in the first 18 months; (iii) an additional 2.5% of the issued and outstanding SPEV common stock outstanding upon the completion of acquisitions in the first 24 months generating no less than $3.0 million in gross revenues and (iv) an additional 500,000 shares of SPEV common stock upon acquiring or hiring the following key personnel in the first six months after the effective date of the merger: (a) three or more qualified Board members and (b) at least three of the following four individuals having the following qualifications: one sales/marketing person, one grant writer/Government relations person, one technician/maintenance person and one software programmer/engineer.

Following the closing of the merger between SPEV and Shorepower, Shorepower has transferred its current debt obligations of $1,400,000 to SPEV. Shorepower agreed that in assuming its management of SPEV that it shall not pay more than $2,000 per month from the proceeds of the SPEV Pre-Merger Financing towards reduction of such debt obligations for the first 12 months and that the compensation of SPEV’s new CEO will not exceed $10,000 per month for the first nine months after the merger is effective. The Company has agreed to repay $10,000 a month towards the loans due to the CEO.

Effective on the date of closing the merger, Saeb Jannoun and Michael D. Pruitt resigned as directors of the Company, and Mr. Jannoun resigned as the CEO. Jeff Kim was appointed as the sole officer and director.

Effective June 20, 2023, the Company’s name was changed to Shorepower Technologies Inc and its ticker symbol to SPEV.